EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Vladyslav Zaychenko, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, Mayetok, Inc.'s Annual Report on Form 10-K for the fiscal year ended November 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Mayetok, Inc.


Date: March 12, 2010                   By: /s/ Vladyslav Zaychenko
                                           ------------------------------------
                                           Vladyslav Zaychenko
                                           President and Director
                                           (Principal Executive and Principal
                                           Financial Officer)


A signed original of this written statement required by Section 906 has been provided to Mayetok, Inc. and will be retained by Mayetok, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.